UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2005
QUANTUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-13449	94-2665054
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1650 Technology Drive, Suite 800, San Jose, CA	95110
(Address of principal executive offices)	(Zip Code)

408-944-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Definitive Agreement.

          On December 19, 2005, Quantum Corporation ("Quantum"), a Delaware corporation, entered into a letter agreement with New SAC, an exempted company organized under the laws of the Cayman Islands and the principal stockholder of Certance Holdings, an exempted company organized under the laws of the Cayman Islands ("Certance").  The letter agreement addresses indemnification matters and the disposition of the escrow account set up in connection with the Agreement and Plan of Merger, dated as of October 20, 2004 (the "Merger Agreement"), among Certance, New SAC, and Quartz Merger Sub, Inc. ("Merger Sub"), a Delaware corporation and a wholly owned subsidiary of Quantum.

          A copy of the letter agreement is filed with this Form 8-K as Exhibit 10.1.  A copy of the Merger Agreement was filed with our Form 8-K announcing the Certance acquisition, which was filed October 25, 2004.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

10.1 Letter Agreement, dated December 19, 2005, between Registrant and New SAC

  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM CORPORATION

By:	/s/ SHAWN HALL
Shawn Hall Vice President, General Counsel and Secretary

Dated:    December 22, 2005

Exhibit 10.1

December 19, 2005

VIA FACSIMILE

Mr. William Hudson
New SAC
c/o Seagate Technology
920 Disc Drive
Scotts Valley, California 95067

         Re:    Release of Escrow Fund and Waiver of Claims

Gentlemen:

                Reference is hereby made to the Agreement and Plan of Merger (the “Agreement”), dated as of October 20, 2004, by and among Quantum Corporation (“Quantum”), Quartz Merger Sub, Inc. (“Merger Sub”), New SAC (“Principal Stockholder”), Certance Holdings (the “Company”), and New SAC, as the Company’s agent (the “Company’s Agent”).  All capitalized terms not defined in this letter agreement shall have the definitions ascribed to them in the Merger Agreement.

                In connection with the anticipated release of the Escrow Fund, upon your execution of a counterpart of this letter, this letter agreement (the “Letter Agreement”) will set forth our mutual understandings and agreements as set forth below:

                1.    Agreement Regarding Release of the Escrow Fund.  Notwithstanding anything in the Merger Agreement to the contrary, the Escrow Release Date is the date hereof and the Holdback-Escrow Amount shall be released simultaneously upon the full execution of this Letter Agreement.  The parties hereto agree that, after taking into account all relevant claims, (i) the remaining Holdback-Escrow Amount is $2,028,807, of which $1,471,193 shall be released to New SAC by wire transfer of immediately available U.S. funds in accordance with the instructions below and $557,614 shall be released to the Option and Rights Holders in accordance with Annex B to the Escrow Agreement and (ii) Quantum shall retain the remainder of the initial $5,800,000 Holdback-Escrow Amount.

                New SAC Wire Instructions:

                Bank of America
                ABA 121-000-358
                Account 12333-34351
                Account of New SAC

                2.    Modification of Merger Agreement.  Notwithstanding anything in the Merger Agreement to the contrary:

         (a)     no event, change or effect that occurs between (and including) the date hereof and January 5, 2006, shall (i) give rise to a breach of any representations, warranties, covenants and obligations under (A) the Merger Agreement, the Ancillary Agreements or, in each case, any certificate delivered pursuant thereto, (B) any matter identified on Schedule 10.2(a)(2) to the Merger Agreement or (C) the StorageTek Complaint (as defined in that certain Letter Agreement, dated December 31, 2004, by and among Quantum, the Company, New SAC, and New SAC as the Company’s Agent (the “December Letter Agreement”) or (ii) constitute a basis for a claim for indemnification under Article X of the Merger Agreement; and

         (b)     each Purchaser Indemnified Person agrees that it, on its behalf and on behalf of its Affiliated Group, its agents and any other Person that could assert a claim for Damages through it, or a claim for Damages that is in any way derivative of its interests, and each of their respective predecessors, successors and assigns, hereby forever releases, waives and discharges the Indemnifying Persons and their respective current and former directors, officers, employees, shareholders, members, partners,  advisors, predecessors, successors and assigns, from any and all claims for Damages of any and every character, kind and nature whatsoever, whether known or unknown, fixed or contingent, direct or indirect, accrued or not accrued, liquidated or unliquidated or suspected or unsuspected, in contract or in tort or otherwise, and regardless of the legal, contractual or equitable basis thereof, in any manner whatsoever relating to, created by, or arising out of or in connection with the Merger Agreement, the Ancillary Agreements, or, in each case, any certificate delivered pursuant thereto, or any matter identified on Schedule 10.2(a)(2) to the Merger Agreement, the StorageTek Complaint or any of the terms or provisions of such agreements to the fullest extent permitted by law; provided however that the foregoing release does not extend to, or is intended to affect, any agreement entered into among the Company and any of its affiliates prior to the date hereof, other than the Merger Agreement, the Ancillary Agreements, the December Letter Agreement and the January Letter Agreement (as defined herein).

         (c)     no Purchaser Indemnified Person shall have any obligation to keep any Indemnifying Person informed of the progress of any defense, compromise or settlement of any claim arising out of or in connection with the Merger Agreement or the Ancillary Agreements, and the Purchaser Indemnified Parties may settle any such matters on behalf of the Company without the Company's Agent's consent.  The Purchaser Indemnified Parties shall have no further obligations under Section 10.8 of the Merger Agreement or under the letter agreement between Quantum and the Company's Agent dated January 24, 2005 (the “January Letter Agreement”).

                3.    No Other Modification.  The Merger Agreement shall not be modified by this Letter Agreement in any respect except as expressly set forth herein.

                4.    Governing Law.  This Letter Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

                                                                                 Sincerely,

                                                                                 QUANTUM CORPORATION

                                                                                 By:        /s/ Andreas P. Panayides
                                                                                          Name:   A. Panayides
                                                                                          Title:    V.P.- Strategy & Corporate
                                                                                                        Development

AGREED AND ACKNOWLEDGED BY: NEW SAC, On its own behalf By: /s/ Alan K. Austin Name: Alan K. Austin Title: President and Chairman of the Board
NEW SAC, As agent of Certance Holdings By: /s/ Alan K. Austin Name: Alan K. Austin Title: President and Chairman of the Board

cc:        Kenton King

          Jay Margulies

          Richard Capelouto